SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 3, 2003

DATE OF EARLIEST EVENT REPORTED:    June 3, 2003

AMERIGROUP CORPORATION

Delaware	54-1739323
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

4425 Corporation Lane

Virginia Beach, VA 23462

(757) 490-6900

www.amerigroupcorp.com

ITEM 5.    Other Events

On June 3, 2003, AMERIGROUP Corporation issued a press release announcing the resignation of Chief Financial Officer Scott Tabakin effective October 1, 2003. The resignation is due to personal and family business reasons.

The company hosted a conference call on June 3, 2003 to discuss the resignation. During the conference call, the company reaffirmed current guidance on earnings for 2003. A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

The following material is filed as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release, dated June 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

Date:    June 3, 2003

By:    /s/  Stanley F. Baldwin

Name:    Stanley F. Baldwin

Title:      Senior Vice President,

                      General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 3, 2003.